Other Assets	12 Months Ended
Dec. 31, 2021
Other Noncurrent Assets [Abstract]
Other Assets

21. OTHER ASSETS

As at December 31,	2021	2020
Intangible Assets	78	89
Private Equity Investments (Note 35)	53	52
Other Equity Investments	77	12
Net Investment in Finance Leases	60	52
Long-Term Receivables and Prepaids	77	11
Precious Metals	85	—
Other	1	—
	431	216
On December 2, 2020, Cenovus sold its Marten Hills assets in Northern Alberta to Headwater. Part of the consideration received included 15 million share purchase warrants with a fair value of $8 million at the date of close. The share purchase warrants had a three-year term and an exercise price of $2.00 per share. On December 23, 2021, all of the outstanding share purchase warrants were exercised for a total cost of $30 million. At December 31, 2021, the fair value of the Headwater investment was $77 million included in other equity investments above. The investment is carried at FVTPL.